UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 29, 2003

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

141 Spring Street Lexington, Massachusetts (Address of principal executive offices	02421 (Zip Code)

Registrant’s telephone number, including area code: (781) 862-6600

Item 7(c)	Exhibits

The following Exhibit is furnished as part of Item 9 of this report:

	99.1	Press release dated August 29, 2003 issued by Raytheon Company

Item 9.	Regulation FD Disclosure

On August 29, 2003, Raytheon Company issued a press release announcing its commencement of a legal action regarding certain Exelon Corporation construction projects. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2003

RAYTHEON COMPANY

By: /s/    JAY B. STEPHENS

      Jay B. Stephens

      Senior Vice President and

      General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 29, 2003 issued by Raytheon Company